UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 16, 2007
                                                        ------------------

                            The J. M. Smucker Company
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

              Ohio                        1-5111                  34-0538550
------------------------------     --------------------      -------------------
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)

         One Strawberry Lane
            Orrville, Ohio                                      44667-0280
-----------------------------------------------------         ------------------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (330) 682-3000
                                                    -------------------

                                 Not Applicable
                  ------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

      On November 16, 2007, The J. M. Smucker Company (the "Company") issued a press release announcing the financial results for the quarter ended October 31, 2007. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

      The information in this Form 8-K, including the exhibit attached hereto, is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits

         (d)      Exhibits

          Exhibit             Exhibit
           Number             Description
           ------             -----------

            99.1              Press Release, dated November 16, 2007

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE J. M. SMUCKER COMPANY

                                   By:     /s/ Mark R. Belgya
                                         ---------------------------------------
Mark R. Belgya
                                        Vice President, Chief Financial Officer,
                                        and Treasurer

Date:  November 16, 2007

                                  EXHIBIT INDEX
                                  -------------

          Exhibit             Exhibit
           Number             Description
           ------             -----------

            99.1              Press Release, dated November 16, 2007